CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Investment Trust 97 (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  October 24, 2005            /s/ George R. Aylward
     ----------------------        ------------------------------------
                                   George R. Aylward, Executive Vice President
                                   (principal executive officer)


I, Nancy G. Curtiss, Chief Financial Officer and Treasurer of Phoenix Investment Trust 97 (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  October 20, 2005            /s/ Nancy G. Curtiss
     ----------------------        --------------------------------------------
                                   Nancy G. Curtiss, Chief Financial Officer
                                   and Treasurer
                                   (principal financial officer)